UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 28, 2007

CNH EQUIPMENT TRUST 2007-A

CNH CAPITAL RECEIVABLES LLC

CNH Capital America LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation)

333-130656	39-1995297 (CNH Capital Receivables LLC)
333-130656-03	20-8552781 (CNH Equipment Trust 2007-A)
(Commission File Number)	(IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

100 South Saunders Road, Lake Forest, Illinois 60045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

The offices of the Registrant, CNH Capital America LLC and New Holland Credit Company, LLC that are located at 100 South Saunders Road, Lake Forest, Illinois 60045, as of August 28, 2007, will be relocated to 6900 Veterans Boulevard, Burr Ridge, Illinois 60527.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

	By:	/s/ Thomas N. Beckmann
	Name:	Thomas N. Beckmann
	Title:	Assistant Treasurer
Dated: August 28, 2007